UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2025

Actuate Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-42139	47-3044785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 River Run, Suite 400 Fort Worth, Texas	76107
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (817) 887-8455

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000001 per share	ACTU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On June 25, 2025, Actuate Therapeutics, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) for a private placement (the “Private Placement”) with certain institutional and accredited investors (each, a “Purchaser” and collectively, the “Purchasers”).

Pursuant to the Securities Purchase Agreement, the Company agreed to issue and sell to the Purchasers an aggregate of (i) 666,497 shares (the “Shares”) of the Company’s common stock, par value $0.000001 per share (the “Common Stock”), at a purchase price of $7.00 per share, and (ii) warrants (the “Warrants”) to purchase up to an aggregate of 666,497 shares of Common Stock (the “Warrant Shares”) with an exercise price of $7.00 per Warrant. The Warrants will be exercisable on a cash only basis at any time after the date of issuance and expire 20 days following the Milestone Date (as defined below) for additional proceeds to the Company of up to approximately $4.7 million if all Warrants are exercised in full. The “Milestone Date” is the earliest to occur of (i) the U.S. Food and Drug Administration (“FDA”) issuing Breakthrough Therapy designation for elraglusib and (ii) the date that the FDA provides written communication available to the Company of its determination as to whether the Company may pursue registration for elraglusib using Phase 2 or Phase 3 clinical data. Bios 2024 Co-Invest, LP, which is a current stockholder of the Company and, together with its affiliates following the closing of the Private Placement and including the Warrants and other rights to acquire Common Stock, is deemed to beneficially own approximately 49.9% of the Company’s Common Stock, agreed to be a Purchaser of 71,428 shares and Warrants to purchase 71,428 shares in the Private Placement for an aggregate purchase price of $499,996. Dr. Aaron G.L. Fletcher, who is the Founder and President of Bios Research, is the Chairman of the Company’s Board of Directors.

The Private Placement is expected to close on or before June 30, 2025, subject to customary closing conditions. The Company anticipates the gross proceeds from the Private Placement to be approximately $4.7 million, before deducting fees and offering expenses. The Company intends to use the net proceeds from this proposed financing for working capital and general corporate purposes.

The foregoing descriptions of the Securities Purchase Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to such agreements, copies of which are filed as Exhibits 10.1 and 4.1 hereto, respectively, and incorporated by reference herein.

Registration Rights Agreement

On June 25, 2025, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which the Company agreed to register for resale the Shares and the Warrant Shares held by the Purchasers (the “Registrable Securities”). Under the Registration Rights Agreement, the Company has agreed to prepare and file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”), covering the resale of the Registrable Securities by no later than August 9, 2025 (the “Filing Deadline”). The Company has also agreed to use reasonable efforts to cause such registration statement to become effective at the earliest possible date, but no later than the earlier of (i) the 90th calendar day following the filing of the registration statement in the event of a “review” by the SEC or (ii) the fifth day following the filing of the registration statement if the SEC notifies the Company the registration statement will not be “reviewed” by the SEC or not be subject to further review (the “Effectiveness Deadline”). The Company also agreed to use reasonable efforts to keep such registration statement effective until the earlier of (i) the date on which the Purchasers have resold all the Registrable Securities covered thereby or (ii) the date on which the Registrable Securities may be resold by the Purchasers without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144 (“Rule 144”) of the Securities Act of 1933, as amended (the “Securities Act”), without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 under the Securities Act or any other rule of similar effect. The Company has agreed to be responsible for all fees and expenses incurred in connection with the registration of the Registrable Securities. In addition, certain liquidated damages provisions will apply to the Company in the event of registration failures, as described in the Registration Rights Agreement.

The Company has granted the Purchasers customary indemnification rights in connection with the registration statement. The Purchasers have also granted the Company customary indemnification rights in connection with the registration statement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Registration Rights Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

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Item 3.02 Unregistered Sales of Equity Securities.

The description of the issuance and sale of the securities pursuant to the Securities Purchase Agreement set forth under Item 1.01 above under the caption “Securities Purchase Agreement” is incorporated by reference into this Item 3.02.  The securities to be issued and sold to the Purchasers under the Securities Purchase Agreement are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder. The Company relied on this exemption from registration based in part on representations made by the Purchasers. The securities may not be offered or sold absent registration or an applicable exemption from registration requirements.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of the Company.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements about us, including our clinical trials and development plans, and our industry. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. All statements, other than statements related to present facts or current conditions or of historical facts, contained in this Current Report are forward-looking statements. Accordingly, these statements involve estimates, assumptions, substantial risks and uncertainties which could cause actual results to differ materially from those expressed in them, including but not limited to that preliminary and unpublished data may be subject to change and further interpretation following the availability of more data or following a more comprehensive review of the data and should not be relied upon as a final analysis; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities and within the medical community; clinical and preclinical drug development involves a lengthy and expensive process with uncertain timelines and outcomes, results of prior preclinical studies and early clinical trials are not necessarily predictive of future results, and elraglusib may not achieve positive clinical results or favorable preclinical results, and we may not be able to make regulatory submissions or receive regulatory approval on a timely basis, if at all; that we may not successfully enroll additional patients or establish or advance plans for further development, including through conversations with the FDA or EMA and the standards such bodies may impose for such development; that elraglusib could be associated with side effects, adverse events or other properties or safety risks, which could delay or preclude regulatory approval, cause us to suspend or discontinue clinical trials or result in other negative consequences; our reliance on third parties to conduct our non-clinical studies and our clinical trials; our reliance on third-party licensors and ability to preserve and protect our intellectual property rights; that we face significant competition from other biotechnology and pharmaceutical companies; our ability to fund development activities, including because our financial condition raises substantial doubt as to our ability to continue as a going concern and we require additional capital to finance our operations for fiscal year 2025, and a failure to obtain this necessary capital in the near term on acceptable terms, or at all, could force us to delay, limit, reduce or terminate our development programs, commercialization efforts or other operations; and the amount of proceeds expected from the Private Placement, the timing and certainty of completion of the Private Placement and the transactions contemplated by the Securities Purchase Agreement or the filing of a registration statement to register for resale the Registrable Securities being sold in connection therewith. In addition, any forward-looking statements are qualified in their entirety by reference to the factors discussed under the heading “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 13, 2025, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed on May 15, 2025, and other filings with the SEC. Because the risk factors referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made. New factors emerge from time to time, and it is not possible for us to predict which factors will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Unless legally required, we do not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date of this Current Report or to reflect the occurrence of unanticipated events.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Warrant

10.1	Form of Securities Purchase Agreement, dated June 25, 2025, by and among Actuate Therapeutics, Inc. and each of the purchasers party thereto

10.2	Form of Registration Rights Agreement, dated June 25, 2025, by and among Actuate Therapeutics, Inc. and each of the purchasers party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Actuate Therapeutics, Inc.

Date: June 26, 2025	By:	/s/ Daniel M. Schmitt
Name: Daniel M. Schmitt
Title: President and Chief Executive Officer

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